===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Aztec Manufacturing Co.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            Aztec Manufacturing Co.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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     (1) Amount Previously Paid:

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Notes:

                            AZTEC MANUFACTURING CO.
                       400 NORTH TARRANT . P.O. BOX 668
                             CROWLEY, TEXAS  76036


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of Aztec Manufacturing Co.:

The Annual Meeting of the Shareholders of AZTEC MANUFACTURING CO. (the "Company") will be held at the Petroleum Club in the Derrick I Room on the 39th floor of the UPR Plaza (formerly Continental Plaza), 777 Main Street, Fort Worth, Texas, on the 13th day of July, 1999, at 10:00 a.m. for the purpose of considering and acting upon the following matters:

        1. Election of Directors. To elect three directors for a term of three years and one director for a one year term

        2. Ratification of an Amendment to the Articles of Incorporation of the Company on Calling a Special Meeting of the Shareholders. To amend the Articles of Incorporation to require the concurrence of the holders of fifteen percent of the Company's common stock to call a special meeting of shareholders.

        3. Ratification of an Amendment to the Articles Incorporation of the Company on Indemnification of Directors, Advisory Directors and Officers. To amend the Articles of Incorporation to add indemnification provisions which are in the Company's Bylaws.

        4. Ratification of Amendments to the Bylaws of the Company. To adopt a new set of Bylaws which update and modernize the present Bylaws.

        5. Ratification of Appointment of Auditors. To ratify the appointment of Ernst & Young LLP as auditors for the Company for its fiscal year ending February 29, 2000.

        6. Other Business. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Information regarding the matters to be acted upon at the meeting is contained in the Proxy Statement attached to this Notice. As of the date of this Notice, management does not know of any other business to be presented at the meeting.

Only shareholders of record at the close of business on the 17th day of May 1999, will be entitled to notice of or to vote at the meeting or any adjournment or adjournments thereof. A copy of the Annual Report to Shareholders for the fiscal year ended February 28, 1999, is enclosed herewith.

We hope you will be able to attend the meeting in person. Whether or not you plan to attend, please date and sign the enclosed proxy and return it promptly in the enclosed pre-addressed envelope which requires no postage if mailed in the United States.



                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Sam Rosen, Secretary

Crowley, Texas
May 28, 1999

                            AZTEC MANUFACTURING CO.
                                 P. O. Box 668
                             Crowley, Texas 76036

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 13, 1999

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Aztec Manufacturing Co. (the "Company") for use at the regular Annual Meeting of the Shareholders of the Company to be held at the Petroleum Club in the Derrick I Room on the 39th floor of the UPR Plaza (formerly Continental Plaza), 777 Main Street, Fort Worth, Texas, on the 13th day of July, 1999, at 10:00 a.m., and at any adjournment or adjournments thereof. This Proxy Statement and the accompanying proxy are being mailed on or about June 1, 1999, to the Shareholders of the Company.

GENERAL INFORMATION
-------------------

At the close of business on the 17th day of May, 1999, the record date for determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 4,741,270 shares of Common Stock, $1.00 par value, of the Company (the "Common Stock"). The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the meeting. All shares represented at the meeting in person or by proxy shall be counted in determining the presence of a quorum.

Each holder of shares of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock of the Company owned of record at the close of business on May 17, 1999. Cumulative voting for directors is not permitted. Directors are elected by plurality vote and, therefore, the three nominees receiving the highest number of affirmative votes shall be elected as directors provided a quorum is present. Abstentions and broker non-votes will not be considered part of the voting power present with respect to any matter on which such shares so acted which has the effect of reducing the number of shares voting affirmatively that is required to approve a matter requiring a majority vote. Therefore, assuming a quorum is present, if more shares vote "for" approval of the appointment of the independent auditors than vote "against," this matter will pass. All shares of Common Stock represented by a valid proxy will be voted. A proxy may be revoked at any time before it is voted by filing with the Secretary of the Company a written revocation thereof or a duly executed proxy bearing a later date.

The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, the Proxy Statement and the accompanying proxy will be borne by the Company. In addition to solicitation of proxies by mail, certain officers and employees of the Company, without additional compensation for such services, may solicit proxies by telephone, fax or personal contact. The Company will also supply brokerage firms and other custodians, nominees, and fiduciaries with such number of proxy materials as they may require for mailing to beneficial owners and will reimburse them for their reasonable expenses in connection therewith.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
----------------------------------------------

Meetings of the Board of Directors are held regularly each month, including a meeting following the conclusion of the Annual Meeting of Shareholders. During the fiscal year ended February 28, 1999, there were twelve (12) regular meetings
and four (4) special meetings of the Board of Directors.   For the fiscal year
ended February 28, 1999, each non-employee director was paid a monthly retainer of $900 and a fee of $400 for each meeting of the Board of Directors attended. Mr. Martin, as an employee director, was paid a monthly retainer of $500 and a fee of $200 for each meeting of the Board of Directors attended. Each committee member was paid a fee of $400 for each meeting of a committee attended.

Beginning with the 1999 Annual Meeting of Shareholders each independent member of the Board of Directors will be granted 500 shares of Common Stock after each annual meeting of the shareholders after which he or she continues to serve as a Director. Also, each newly elected independent Director, whether elected by the Board of Directors or the shareholders, shall be granted 1,000 shares of Common Stock, or if less, Common Stock having a value of $15,000. These grants will terminate as to each independent Director when a total of 5,000 shares have been granted to him or her. Each Director is required, during his tenure on the Board of Directors to retain a number of shares of Common Stock equal to at least one-half the number of shares granted pursuant to this independent Board member grant program.

Each of the current directors of the Company attended more than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees of the board on which he served, held during the fiscal year ended February 28, 1999.

The Company has an Audit Committee.  The functions of the Audit Committee are to
(i) meet with the independent auditors to review the audit and its results, as well as to review internal controls of the Company and (ii) make recommendations to the Board of Directors as to the engagement or discharge of independent auditors. The members of the Audit Committee are Robert H. Johnson, Chairman,
W. C. Walker and R. J. Schumacher. During the fiscal year ended February 28, 1999, that committee held one (1) meeting. The Company has a Compensation Committee. The functions of the Compensation Committee are to (i) make recommendations to the Board of Directors on remuneration arrangements for directors and senior management and (ii) administer the Company's incentive stock option plans, which includes selecting the executives and other key personnel of the Company eligible to participate in those plans. The members of the Compensation Committee are Martin C. Bowen and Dr. H. Kirk Downey. During the fiscal year ended February 28, 1999, that committee held four (4) meetings. The Company has a Nonstatutory Stock Option Committee which administers the Company's nonstatutory stock option plans. The members of this committee are L.
C. Martin and Dana L. Perry. During the fiscal year ended February 28, 1999, that committee held no meetings. The Company does not have a nominating committee.


SECURITY OWNERSHIP OF PRINCIPAL BENEFICIAL OWNERS
-------------------------------------------------

To the best knowledge of the Company, the only beneficial owners of over 5 percent of the outstanding shares of Common Stock of the Company as of May 10, 1999 were as follows:

         Title of Class    Name & Address of Beneficial Owner    Number of Shares   Percent of Class
        -----------------  ----------------------------------    ----------------   ----------------
        Common Stock       FMR Corp.                               423,900 (1)             9%
        $1.00 par value    82 Devonshire Street
                           Boston, MA  02109
                                                                   242,930 (2)             5.1%
        Common Stock       Dimensional Fund Advisors, Inc.
        $1.00 par value    1299 Ocean Avenue, 11th Floor
                           Santa Monica, CA 90401


(1) Based on a Schedule 13G filed with the Securities Exchange Commission by FMR Corp. According to that filing, Fidelity Low- Priced Stock Fund ("Fidelity"), an affiliate of FMR and a registered investment company, has a beneficial ownership in those shares and Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser, is deemed to have beneficial ownership in the same shares as a result of acting as investment adviser to Fidelity
(2) Based on information furnished by Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, Dimensional is deemed to have beneficial ownership of 242,930 shares of Aztec Manufacturing Co., Common Stock, all shares of which are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.


PROPOSAL NO. 1:  ELECTION OF DIRECTORS
--------------------------------------

The Bylaws of the Company generally provide for nine directors and classify the Board of Directors into three classes, each class consisting of three directors, the members of which serve for three years. Of the directors listed under "DIRECTORS OF THE COMPANY," the terms of office of Martin C. Bowen, Sam Rosen, and Kevern R. Joyce expire at the 1999 Annual Meeting of Shareholders. The Board of Directors nominated and recommends the reelection of Messrs. Martin C. Bowen, Sam Rosen, and Kevern R. Joyce for a three-year term expiring at the 2002 Annual Meeting of Shareholders.

On April 20, 1999 the Board of Directors amended the Company's Bylaws by revising Bylaw 3.02 and 3.03 to provide that during the period from April 20, 1999 until the 2000 annual shareholders meeting the Company shall have ten directors. This was done to provide a position on the Board of Directors for David H. Dingus, the President and Chief Operating Officer of the Company who was then named to the Board of Directors to serve until the shareholders meeting to be held on July 13, 1999. The Texas Business Corporation Act prohibits a board of directors from filling a vacancy, created by an increase in the number of directors, for a period which extend beyond the next meeting of the Company shareholders. However, the Board of Directors has nominated Mr. Dingus for election to the Board of Directors to fill the new position added for the period between the 1999 annual shareholders meeting and the 2000 annual shareholders meeting. If elected Mr. Dingus will, therefore, serve with those directors whose term expires at the annual shareholders meeting in 2000.

The Company's current Bylaws provide that any amendments made to the Bylaws must be submitted to the shareholders for ratification at the next meeting of the shareholders. A complete set of new Bylaws, including Bylaw 3.02 and 3.03 referred to above will be submitted to the shareholders as Proposal No. 4. If this proposal should fail the new temporary position on the Board of Directors will be eliminated and only the three director positions, the terms of which expire at the 2002 annual shareholder meeting, will be filled.

All of the nominees are now directors of the Company. All of the nominees have consented to serve if elected. If for any unforeseen reason a nominee would be unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board of Directors. However, the Board of Directors has no reason to anticipate that any of the nominees will not be able to serve, if elected.

The Board of Directors recommends that Shareholders vote "FOR" the election of the nominees for directors.


PROPOSAL NO. 2: RATIFICATION OF A PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION ON THE CALLING OF A SPECIAL MEETING OF THE SHAREHOLDERS.
-------------------------------------------------------------------------------

The Board of Directors has adopted, subject to approval by the shareholders, an amendment to the Company's Articles of Incorporation which would permit the Bylaws of the Company to provide for the calling of a special meeting of the shareholders by the holders of a least fifteen (15) percent of all the shares entitled to vote at the proposed special meeting. The Texas Business Corporation Act permits Company bylaws to provide for the calling of a special meeting of the shareholders by the holders of a number of shares greater than or less than ten (10) percent; only when specifically permitted by the articles of incorporation. The proposed amendment to the Company's Articles of Incorporation provides as follows:

     "Article ____. SPECIAL MEETINGS OF THE SHAREHOLDERS. A special meeting of the shareholders may be called by the holders of a least fifteen (15) percent of all the shares entitled to vote at the proposed special meeting."

It is the opinion of the Board of Directors that by increasing the number of shares required to call a special meeting of shareholders, the Company will be better protected against hostile action by holders of a small minority of its shares. The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock is required to ratify this proposed amendment to the Articles of Incorporation.

The Board of Directors recommends that shareholders vote "FOR" the ratification of this proposed addition to the Company's Articles of Incorporation.


PROPOSAL NO. 3: RATIFICATION OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY ON INDEMNIFICATION OF DIRECTORS, ADVISORY DIRECTORS AND OFFICERS.
--------------------------------------------------------------------------------

The Board of Directors has adopted, subject to approval by the shareholders, an amendment to the Company's articles of incorporation providing for indemnification of directors, advisory directors, and officers of the Company when they are made or threatened to be made a defendant or respondent in any action, suit or proceeding by reason of the fact that he or she is or was a director, advisory director or officer of the Company. The proposed new article would also permit the Company to advance, pay or reimburse expenses in connection with any such action, as permitted by law.

The proposed new article is consistent with provisions contained in the Bylaws of the Company as now in effect and is also consistent with provisions contained in the proposed new Bylaws which are being submitted to the shareholders for approval at the annual meeting of shareholders.

While the provisions of the proposed new article are no broader in their coverage than the current or proposed bylaws of the Company, the Board of Directors believes that most publicly held companies provide to their directors, advisory directors and officers, the additional protection which comes from inclusion of indemnification provisions in the most fundamental of a Company's governing documents, the Articles of Incorporation. The Board of Directors believes that inclusion of indemnification provisions in its articles of incorporation will benefit the Company as it seeks to replace over the next few years several of the currently active members of its Board of Directors who will be reaching retirement age.

There are no pending or anticipated actions, suits or proceedings known to the Company's current directors, advisory directors or officer which would be covered by the indemnification provisions.

The proposed amendment to the Company's Articles of Incorporation provides as follows:

     "Article ____. INDEMNIFICATION; INSURANCE. The Corporation shall indemnify to the full extent permitted by law any person who is made or threatened to be made a defendant or respondent in any action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, or in any appeal in such an action, suit or proceeding, by reason of the fact that he or she is or was a Director, advisory director or officer of the Corporation or of any other company at the request of the Corporation or is or was serving at the Corporation's request as an officer, managing partner or in any other position of authority in the operation of a partnership, limited partnership or joint venture in which the Corporation has or had a substantial direct or indirect interest (collectively referred to hereinafter as "Indemnified Persons"), against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnified Persons in connection with any such action, suit or proceeding. The Corporation shall advance, pay and reimburse (as applicable) expenses to Indemnified Persons to the full extent permitted by law. The Corporation may, to the extent permitted by law, purchase and maintain insurance, create a trust fund, establish any form of self-insurance, secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation, establish a letter of credit, guaranty or surety arrangement, or other arrangement on behalf of Indemnified Persons against any liability asserted against such persons in their capacities as described above, whether or not the Corporation would have the power to indemnify such Indemnified Persons against such liability. No amendment to or rescission of this Article shall affect the rights of any of the Indemnified Persons to indemnification or the advancement, payment or reimbursement of expenses required by this article growing out of any act, transaction, event or circumstance which occurred before such amendment or rescission."

The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock is required to ratify this proposed amendment to the Articles of Incorporation.

The Board of Directors recommends that shareholders vote "FOR" the ratification of this proposed addition to the Company's Articles of Incorporation.


PROPOSAL NO. 4:  RATIFICATION OF AMENDED AND RESTATED BYLAWS
------------------------------------------------------------

In General. The Board of Directors of the Company has unanimously adopted amended and restated Bylaws of the Company (the "Restated Bylaws") and recommends them to the shareholders of the Company for ratification. The Restated Bylaws are submitted as Proposal No. 4, which is discussed in detail below.

Prior to amendment, the Bylaws of the Company (the "Prior Bylaws") provided that the Bylaws may be amended by the Board of Directors of the Company subject to ratification by the shareholders of the Company at the next annual meeting of shareholders of the Company. The Restated Bylaws were adopted by the Board of Directors on May 11, 1999. In order to continue the Restated Bylaws in force and effect after the 1999 Annual Meeting of Shareholders, the Restated Bylaws must be ratified by the shareholders of the Company. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to ratify the Restated Bylaws.

Before voting on the Restated Bylaws, shareholders should read carefully the following sections of this Proxy Statement, which describe more fully the Restated Bylaws and their purposes and effect, as well as Exhibit A attached hereto and by reference made a part hereof. Exhibit A sets forth the full text of the Restated Bylaws.

The Prior Bylaws were adopted many years ago and have been amended numerous times. The Restated Bylaws are intended to modernize the Company's Bylaws and incorporate in a single document changes made by prior amendments. The Restated Bylaws also amend various provisions of the Prior Bylaws including those discussed below.

Shareholders Meetings. Prior Bylaw 2.02 required that annual shareholders meetings shall be held on the second Tuesday in July. Restated Bylaws Section 2.02(a) allows greater flexibility by permitting the Board of Directors to select the date and time for annual meetings.

As discussed under PROPOSAL NO. 2: RATIFICATION OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION ON THE CALLING OF A SPECIAL MEETING OF THE SHAREHOLDERS, an amendment to the Company's Articles of Incorporation is proposed dealing with the call by shareholders of a special meeting of shareholders. The proposed amendment to the Articles of Incorporation would require action by the holders of at least fifteen percent of all of the shares entitled to vote at the meeting in order for shareholders to call a special meeting of shareholders. Prior Bylaw 2.03 provided that a special meeting could be called by the holders of not less than one-tenth of all of the shares entitled to vote at the meeting. Section 2.03(a) of the Restated Bylaws increases this percentage to fifteen percent. This change is, however, subject to the shareholders amending the Company's Articles of Incorporation as recommended in PROPOSAL NO. 2. Under Section 9.03 of the Restated Bylaws, the requirement for calling a special meeting will remain at ten percent until the Company's Articles of Incorporation are amended as proposed in PROPOSAL NO. 2.

Restated Section 2.04(a) makes a change to permit notice of a shareholders meeting to be given as early as 60 days before the date of the meeting. Prior Bylaw 2.04 provides that the notice might be given no earlier than 50 days before the date of the meeting. When Prior Bylaw 2.04 was adopted, the Texas Business Corporation Act ("TBCA") provided that notice might not be given earlier than 50 days before the meeting. The change made by Restated Section 2.04(a) would permit giving shareholders greater advanced notice of a shareholders meeting.

Section 2.05 of the Restated Bylaws makes provision for preparation of a list of shareholders entitled to vote at a meeting and inspection of such a list by shareholders. Section 2.05 also provides that the original share transfer records of the Company shall be prima facie evidence as to who are the shareholders entitled to examine the list and to vote at any meeting of shareholders.

Business to Be Conducted at Shareholders Meetings. Section 2.08 of the Restated Bylaws provides that only such business may be conducted at an annual shareholders meeting as is properly brought before the meeting. The Prior Bylaws did not contain a similar provision.

Under Section 2.08 of the Restated Bylaws, in order for a matter of business to be properly brought before an annual meeting by a shareholder, the shareholder must give the Secretary of the Company certain prior written notice. The shareholder's notice must be received at the principal office of the Company not less than 50 or more than 75 days prior to the meeting; however, if less than 65 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, the shareholder's notice must be received at the principal office of the Company not later than the close of business on the 15th day following the earlier of the day on which the notice of the date of the annual meeting was mailed or public disclosure of the date of the meeting was made.
The shareholder's notice must set forth (i) a brief description of each matter of business the shareholder proposes to bring before the annual meeting and the reasons for bringing such matter before the annual meeting (ii) the name and record address of the shareholder proposing such business, and (iii) the class and number of shares of the Company which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.
Section 2.08 is intended to provide the Board of Directors with prior notice of any matter to be brought before a meeting so that the Directors will have an opportunity to consider the matter and be prepared to make an appropriate recommendation if they conclude a recommendation should be made.

Voting of Certain Shares. Section 2.11 of the Restated Bylaws makes provision as to how shares are to be voted when held by another corporation, a fiduciary, a receiver, or a pledgee. There was no corresponding provision in the Prior Bylaws. Restated Bylaw Section 2.11 was added to avoid possible uncertainty as to how shares thus held are to be voted. Section 2.11(e) continues the prohibition found in Prior Bylaw 2.07 against the voting of treasury shares owned by the Company.

Record Date. Restated Bylaws Section 2.12(a) provides that the Board of Directors may fix in advance a record date for the purpose of determining shareholders entitled to notice of or to vote at a shareholders meeting and provides that the record date must be not less than 10 nor more than 60 days prior to the meeting. Prior Bylaw 2.08 provided that the record date was to be not less than 10 nor more than 50 days prior to the meeting. This change permits increasing the time in which advanced notice of a shareholders meeting could be given as provided by Restated Bylaws Section 2.04 discussed above by allowing for fixing an earlier record date to determine shareholders entitled to notice.

Classification of Directors. Prior Bylaw 3.02 provided for election of directors in three classes consisting of three Directors each, with each class to hold office for a term of three years. Section 3.02(a) of the Restated Bylaws continues election of Directors by classes. However, under Restated Bylaws Section 3.02(b), one additional Director is to be elected for a one year term. Section 3.02(b) is intended to permit the election of the Company's Chief Operating Officer, Mr. David H.

Dingus, without requiring loss of the services of any experienced incumbent Director which would not be possible if the number of Directors were to remain at nine for the year beginning with the 1999 Annual Shareholders Meeting.

Nomination of Directors. Section 3.08 of the Restated Bylaws provides that only those persons who are nominated in accordance with Section 3.08 shall be eligible for election as Directors. The Prior Bylaws did not contain a similar provision.

Under Section 3.08, in order for a nomination to be made by a shareholder, the shareholder must give the Secretary of the Company certain prior written notice. The shareholder's notice must be received at the principal office of the Company not less than 50 nor more than 75 days prior to the meeting at which the nomination is to be made; however, if less than 65 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, the shareholder's notice must be received at the principal office not later than the close of business on the 15th day following the earlier of the day on which the notice of the date of the meeting was mailed or public disclosure was made. The shareholder's notice must set forth as to each person whom the shareholder proposes to nominate (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A of the Securities Exchange Act 1934, as amended. A shareholder's notice must also set forth as to the shareholder giving the notice
(i) the name and record address of the shareholder and (ii) the class and number of shares of the Company which are beneficially owned by the shareholder.
Section 3.08 is intended to provide the Board of Directors with prior notice of any proposed nomination so that the Company may determine the proposed nominee's qualifications for election and be given an opportunity to consider the proposed nominee and be prepared to make an appropriate recommendation if they conclude a recommendation should be made.

Officers. Sections 5.06 and 5.07 of the Restated Bylaws make provision, respectively, for election of a Chairman of the Board and Chief Executive Officer. There were no corresponding provisions in the Prior Bylaws. These provisions formalize the offices of Chairman of the Board and Chief Executive Officer which titles have been held by Mr. L. C. Martin for many years.

A Chairman of the Board, if elected, would preside at all meetings of the shareholders and the Board and perform such other duties as may be prescribed by the Board from time to time. If no Chairman is elected, the duties of that office would be performed by the President unless the Board provides otherwise. The Chief Executive Officer, if elected, would supervise, control, and have general and active management of the day-to-day business and affairs of the Company and perform such other duties as might be prescribed by the Board from time to time. If no Chief Executive Officer is elected, the duties of that office would be performed by the President unless the Board provides otherwise.

Amendment of Bylaws. Section 7.10 of the Restated Bylaws provides that the Company's Bylaws may be altered, amended or repealed or new bylaws adopted by the Board of Directors by the affirmative vote of a majority of the Directors present at a meeting at which a quorum is present provided certain notice is given; however, Director action in altering, amending or repealing bylaws or adopting new bylaws would be subject to the shareholders repealing or changing the action of the Board of Directors or making new bylaws. Further, the Board of Directors would not be permitted to amend or repeal a particular Bylaw if the shareholders, in amending, repealing or adopting a particular Bylaw, expressly provided that the directors may not amend or repeal that Bylaw. Prior Bylaw
7.11 provided that the Bylaws might be amended by the shareholders or the Directors but any amendment adopted by the Directors would continue in force only until the next annual or special meeting of shareholders at which time the amendment would either be ratified or rejected by the shareholders. This change is intended to eliminate the need to bring all bylaw modifications before the shareholders for ratification while leaving ultimate authority for content of bylaws with the shareholders. The Company's Directors believe that this change will bring the Company's Bylaw provisions with regard to amendment into conformity with the provisions of most other publicly held companies.


PROPOSAL NO. 5:  RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------

Subject to ratification by the Shareholders, the Board of Directors has selected the firm of Ernst & Young LLP to audit the financial statements of the Company for the fiscal year ending February 29, 2000. This firm of certified public accountants or its predecessor has acted as independent auditors for the Company and its subsidiaries since 1976.

Representatives of Ernst & Young LLP will be present at the 1999 Annual Meeting of Shareholders and will be available to respond to appropriate questions.

The Board of Directors recommends that Shareholders vote "FOR" the approval of the appointment of Ernst & Young LLP.


DIRECTORS OF THE COMPANY
------------------------

The following table sets forth certain information as to the number of shares of Common Stock of the Company beneficially owned as of May 10, 1999, by (i) each current director and (ii) all of the current executive officers and directors of the Company as a group. Except as otherwise indicated, each of the persons named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned by that person and unless otherwise indicated has served for at least five years in the capacity indicated..


                                    Principal Occupation for Past Five                                    Common Stock of the  % of
                                    Years; Positions and Offices          Director                       Company Beneficially  Class
Directors                      Age  with the Company                       Since    Other Directorships  Owned at May 10, 1999  (1)
-----------------------------  ---  --------------------                  --------  -------------------  --------------------- -----


L.C. Martin (2)                 73  Chairman of the Board  and Chief          1958  None.                     179,982  (4)      4%
                                    Executive Officer of the Company
Martin C. Bowen  (14)           55  Vice President & CFO of Fine Line         1993  None                        7,600  (6)      *
                                    Inc.
Kevern R. Joyce                 52  President, CEO and Chairman of TNP        1997  TNP Enterprises, Inc.       4,100  (7)      *
                                    Enterprises, Inc. (1994-Present)                (3)
                                    Senior Vice President and CEO of
                                    Tuscon Electric Power Co.
                                    (1992-1994)
Sam Rosen (8)                   63  Partner  in the law firm of               1996  GAINSCO, INC. (3)          14,339  (9)      *
                                    Shannon, Gracey, Ratliff & Miller,
                                    L.L.P. ; Secretary of the Company
                                    since 1996
Robert H. Johnson (5)           74  Financial Consultant; Certified           1965  None.                       5,100  (17)     *
                                    Public Accountant
Dana L. Perry (2)               50  Vice President of Finance, Chief          1992  None.                     117,000 (10)    2.5%
                                    Financial Officer,  and Assistant
                                    Secretary of the Company
R.J. Schumacher (5)             70  Vice President of Texland                 1986  None.                      19,885 (11)      *
                                    Petroleum, Inc.     (1998-Present)
                                    President and CEO of Texland
                                    Petroleum, Inc. (1973-1998)
W.C. Walker  (5)                75  Management Consultant (1989-Present)      1986  None.                      25,415 (12)      *
Dr. H. Kirk Downey (14)         56  Dean of the M.J. Neeley School of         1992  Harris Methodist            2,100 (15)      *
                                    Business and a Professor of                     Health Plan-1;  LKCM
                                    Management at Texas Christian                   Fund
                                    University
David H. Dingus (16)            51  President and Chief Operating             1999  None                        2,000 (18)      *
                                    Officer of the Company
                                    (1998-Present) , President and
                                    Chief Executive of Reedrill Corp.
                                    (1989-1998)

  All Current Directors and Executive Officers as a Group (11 Persons)                                        384,132 (13)    7.9%


  *Less than one percent (1%)

(1) The percentage is calculated for each individual by using as the denominator the total shares of Common Stock outstanding at the close of business on May 10, 1999 (4,741,270 shares), plus the shares of Common Stock such individual has the right to acquire within sixty (60) days of May 10, 1999, pursuant to the exercise of stock options granted by the Company.
(2)  Member of the Nonstatutory Stock Option Committee.
(3)  A publicly owned corporation.

(4) Includes 35,723 shares of Common Stock which Mr. Martin has the right to acquire within 60 days of May 10, 1999, pursuant to the exercise of stock options granted under the 1986 and 1991 Incentive Stock Option Plans of the Company.
(5)  Member of the Audit Committee.
(6) Includes 7,500 shares Mr. Bowen has the right to acquire within 60 days of May 10, 1999, pursuant to the exercise of stock options granted under the 1991 and 1997 Nonstatutory Stock Option Plans of the Company.
(7) Includes 2,100 shares Mr. Joyce has the right to acquire within sixty (60) days of May 10, 1999, pursuant to the exercise of stock options granted under the 1991 Nonstatutory Stock Option Plan of the Company.
(8) Mr. Rosen is a Partner in the law firm of Shannon, Gracey, Ratliff & Miller, L.L.P., which has been general counsel to the Company since 1968. The Company proposes to retain said law firm as its general counsel during the current fiscal year.
(9) Includes 8,300 shares Mr. Rosen has the right to acquire within sixty (60) days of May 10, 1999, pursuant to the exercise of stock options granted under the 1991 and 1997 Nonstatutory Stock Option Plans of the Company.
(10) Includes 12,427 shares Mr. Perry has the right to acquire within 60 days of May 10, 1999, pursuant to the exercise of stock options granted under the 1986 and 1991 Incentive Stock Option Plans of the Company.
(11) Includes 18,012 shares Mr. Schumacher has the right to acquire within sixty
     (60) days of May 10, 1999, pursuant to the exercise of stock options granted under the 1988, 1991 and 1997 Nonstatutory Stock Option Plans of the Company.
(12) Includes 18,012 shares Mr. Walker has the right to acquire within sixty
     (60) days of May 10, 1999, pursuant to the exercise of stock options granted under the 1988, 1991 and 1997 Nonstatutory Stock Option Plans of the Company. All 7,300 shares of Common Stock currently owned are held jointly by Mr. Walker and his wife.
(13) The percentage is calculated by using total shares of Common Stock outstanding at the close of business on May 10, 1999 (4,741,270) plus 54,835 shares of Common Stock that executive officers of the Company have the right to acquire within 60 days of May 10, 1999, pursuant to the exercise of stock options granted under the 1986 and 1991 Incentive Stock Option Plans of the Company plus 57,924 shares of Common Stock that directors have the right to acquire within sixty (60) days of May 10, 1999, pursuant to the exercise of stock options granted under the 1988, 1991 and 1997 Nonstatutory Stock Option Plans of the Company.
(14) Member of Compensation Committee.
(15) Includes 2,000 shares Mr. Downey has the right to acquire within sixty (60) days of May 10, 1999 pursuant to the exercise of stock options granted under the 1991 and 1997 Nonstatutory Stock Option Plans of the Company.
(16) Mr. Dingus was employed as President and Chief Operating Officer on September 16, 1998, and was elected to the board of directors on April 20, 1999.
(17) Includes 2000 shares Mr. Johnson has the right to acquire within sixty (60) days of May 10, 1999, pursuant to the exercise of stock options granted under the 1997 Nonstatutory Stock Option Plan of the Company.
(18) Includes 1000 shares Mr. Dingus has the right to acquire within sixty (60) days of May 10, 1999, pursuant to the exercise of stock options granted under the 1991 Incentive Stock Option Plan of the Company.

No family relationship exists between any director or executive officer of the Company and any other director or executive officer of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who beneficially own more than ten percent of the Company's stock to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission. Copies of such reports are required to be furnished to the Company. Based solely on a review of such forms furnished to the Company and certain written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis.


EXECUTIVE COMPENSATION AND OTHER MATTERS
----------------------------------------

Report of Compensation Committee on Executive Compensation. Through fiscal periods ended February 28, 1999, compensation for the chief executive officer and senior executives has been approved by the full Board of Directors upon the recommendations of the Compensation Committee. This Committee is composed of two outside directors, none of whom perform any services to or receive any fees from the Company in any capacity other than as director.

It has been the philosophy and the practice of the Committee to relate executive compensation to the profitability of the Company. The compensation program provides for market-driven salary ranges based on job responsibilities and influences on Company performance with a balanced incentive compensation element based on profit performance of the Company. This is accomplished through a two-tiered structure of measuring the compensation rewards as follows:

1. Base Salary - The Committee reviews and approves salaries for the chief executive officer and the other executive officers on an annual basis. Base salaries recommended to the Board of Directors are reviewed and set based on information derived from comparative group reviews and national surveys of compensation data, as well as evaluations of each individual executive's position and expected future performance and contribution. In making salary decisions, the Committee exercises its discretion and judgment with no specific formula being applied to determine salary levels.

2. Bonus - The purpose of the bonus program is to promote the Company's goal of increasing shareholder value through sustainable internal growth, high operating efficiencies, strategic acquisitions, and attracting highly motivated, results-oriented executive officers. A portion of executive compensation was calculated using a formula reflecting growth in pretax income of the Company in the case of the chief executive officer and certain other executive officers or a particular segment of the Company in the case of an executive officer who is responsible for such segment. Mr. Martin's, Mr. Dingus's and Mr. Perry's bonus base is fixed at 2.5%, 1.25% and 1% of the yearly pretax profits of the Company, respectively. Mr. Wright's bonus base is fixed at 1.25% of the yearly pretax profits of the Company's Service Segment. The maximum and minimum bonus is set at 150% and 50% of the bonus base, respectively. When the Company or a segment exceeds prior year performance, the executives are rewarded through increased bonuses up to a maximum of 150% of his bonus base. Conversely, if the Company or segment falls short of the prior year's performance, the executive officers receive a reduced bonus. If the current years performance falls below 50% of the prior year, the executive officers receive no bonus.

Additionally, the executive officers participate, along with other employees, in the Company Profit Sharing Plan, the annual contributions to which are dramatically affected by profitability of the Company, and the Company Stock Option Plans.

Section 162(m) of the Internal Revenue Code of 1986, as amended, which was enacted in 1993, imposes a $1 million limit on the amount of compensation that will be deductible by the Company with respect to the chief executive officer and the four other most highly compensated executive officers. Performance based compensation that meets certain requirements will not be subject to the deduction limit. The Committee has reviewed the impact of Section 162(m) on the Company and believes it is unlikely that the compensation paid to any executive officer during the fiscal year ending February 29, 2000, will exceed the limit. The Committee will continue to monitor the impact of the Section 162(m) limit and to assess alternatives for avoiding any loss of tax deductions in future years.

The role of the Compensation Committee also includes a full review of the compensation package of the five highest paid executive officers, whether or not their salary and bonuses exceed $100,000. This review is then presented and recommended to the full board of directors, seven of whom are independent directors.


                                         MEMBERS OF THE COMPENSATION COMMITTEE

                                         Martin C. Bowen
                                         Dr. H. Kirk Downey

Summary Compensation Table. The following information summarizes annual and long-term compensation for services in all capacities to the Company for the fiscal years ended February 28, 1999, February 28, 1998, and February 28, 1997, of the Chief Executive Officer and the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 (the "Named Executives").

                          SUMMARY COMPENSATION TABLE
                          ==========================

                                   ANNUAL COMPENSATION                                     LONG-TERM COMPENSATION
                                   -------------------                                     -----------------------
                                                                                             AWARDS        PAYOUTS
                                                            Other        Restricted              Long-Term     All Other
Name and                   Year                             Annual      Stock Award(s)  Options/  Incentive   Compensation
Principal Position        Ending   Salary ($)   Bonus($)  Compensation       ($)         SARs (#)  Payouts ($)     ($)
----------------------    ------   ---------    --------      ($)       ------------    -------   ---------    -----------
                                                          ------------
L.C. Martin, Chairman     1999     250,000      150,500            0           0             0           0     46,954 (1)
and Chief Executive       1998     250,000      317,468            0           0        16,299           0     52,254 (2)
Officer                   1997     250,000      214,919            0           0             0           0     52,397 (3)

D.H. Dingus,              1999      97,167       31,580            0           0        10,000           0          0
President and             1998           0            0            0           0             0           0          0
Chief Operating           1997           0            0            0           0             0           0          0
Officer  (6)

D.L. Perry, Vice          1999      75,000       60,200            0           0             0           0     11,134 (4)
President of Finance      1998      75,000      126,987            0           0         5,840           0     16,894 (4)
Chief Financial           1997      75,000       85,968            0           0             0           0     12,979 (4)
Officer, and
Assistant Secretary

F. L. Wright, Jr.         1999     108,200       94,607            0           0             0           0     11,134  (5)
Senior Vice               1998      85,200       78,818            0           0         5,685           0     16,894 (5)
President                 1997      77,550       84,522            0           0             0           0     14,460 (5)
Galvanizing Segment


(1) The amount of $46,954 includes fiscal 1999 Directors fees of $9,200, 1999 contribution made to Mr. Martin's account in Aztec's Profit Sharing Plan of $11,134, and the increase in the cash surrender value of the insurance policy on the life of Mr. Martin of $26,620 described below under Buy-Sell and Termination Agreement.
(2) The amount of $52,254 des fiscal 1998 Director Fees of $8,600, 1998 contribution made to Mr. Martin's account in Aztec's Profit Sharing Plan of $16,894, and the increase in the cash surrender value of the insurance policy on the life or Mr. Martin of $26,760 described below under Buy-Sell and Termination Agreement.
(3) The amount of $52,397 includes fiscal 1997 Director fees of $8,600, 1997 contribution made to Mr. Martin's account in Aztec's Profit Sharing Plan of $14,460, and the increase in the cash surrender value of the insurance policy on the life of Mr. Martin of $29,337 described below under Buy-Sell and Termination Agreement.
(4) This amount represents the contribution made to Mr. Perry's account in Aztec's Profit Sharing Plan.
(5) This amount represents the contribution made to Mr. Wright's account in Aztec's Profit Sharing Plan.
(6)  Mr. Dingus joined the Company on September 16, 1998.

Option/SAR Grants in Last Fiscal Year. The following table information with regard to the only stock options granted to Named Executives during the fiscal year ending February 28, 1999. The Company has no SARs.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                     =====================================


                                      % of Total                                        Potential Realized Value at
                                       ---------                                        ---------------------------
                       Number of       Options/          Exercise or                    Assumed Annual Rates of Stock
                       --------        --------          -----------                    -----------------------------
                       Options/      SARs Granted         Base Price                    Price Appreciation for Option
                       -------       ------------         ----------                    -----------------------------
                     SARs Granted    to Employees       ($ per share)     Expiration                   Term($)
                     ------------    ------------       -------------     ----------                    ------
      Name                (a)        in Fiscal Year          (b)            Date            5% (c)          10% (c)
      ----                ---        -------------           ---            ----            -----           -------
------------------------------------------------------------------------------------------------------------------------
D.H. Dingus             10,000          100%              8.875            5/20/03          24,550             54,150

(1) Options granted become vested and exercisable at a rate of 2000 per year on the first of each of the fiscal years of the Company beginning March 1,1999, and are for a term of 5 years, subject to earlier termination related to termination of employment.
(2) The option above was granted at market value at date of grant.
(3) These columns reflect the potential realizable value of each grant assuming the market value of the Company's stock appreciates at 5 percent and 10 percent, compounded annually, from the date of grant over the term of the option. There is no assurance that the actual stock price appreciation over the 5 year option term will be at the assumed 5 percent or 10 percent levels or at any other level. Unless the market price of the stock does in fact appreciate over the option term, no value will be realized from the option grants. These calculations are based on requirements promulgated by the Securities Exchange Commission and do not reflect the Company's estimate of future price growth.

Options Exercised and Year End Value Table. The following table sets forth certain information regarding the options exercised and the year end value of options held by the Named Executives during the fiscal year ending February 28, 1999.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES
                       =================================


                                                                  Number of Unexercised             Value of Unexercised In-the-
                        Shares Acquired                           Options at FY-End (#)              Money Options at FY-End ($)
        Name            on Exercise (#)    Value Realized ($)   Exercisable/Unexercisable           Exercisable/Unexercisable(1)
--------------------  -------------------  -------------------  -------------------------           ----------------------------
L. C. Martin                  0                   0               35,723             -0-              74,054             -0-

D.H. Dingus                   0                   0                2,000           8,000                 -0-             -0-

D. L. Perry                   0                   0               12,427             -0-              25,113             -0-

F. L. Wright, Jr.             0                   0                5,685             -0-                 -0-             -0-


(1) For purposes of calculating the value of "in-the-money" options, the closing price of the Company's Common Stock of $8.25 on February 26, 1999 was used.

Change in Control Agreement. The Company has entered into a change in control agreement with Mr. L. C. Martin, the chief executive officer of the Company.
The change in control agreement provides for the payment of certain benefits upon the occurrence of a change in control of the Company. A "change in control of the Company" includes the acquisition by any person of a beneficial interest in 50 percent or more of the shares of Common Stock, a merger or consolidation of the Company in which the Company does not survive as an independent public company, a sale of all or substantially all of the assets of the Company, or a liquidation or dissolution of the Company.

Under the change in control agreement, if Mr. Martin remains in the employ of the Company for a period of at least three months immediately following the date of occurrence of a change in control of the Company, he will be entitled to receive a lump sum payment of $750,000.00 from the Company within five days after the expiration of the three-month period, regardless of whether he continues in the employ of the Company after the expiration of the three-month
period (the "Change in Control Payment").    This payment will be owed whether
or not the change in control is approved by the Board of Directors and/or
Shareholders of the Company.   However,
if the employment of Mr. Martin during the three-month period is terminated b y him for any reason other than as a result of his death or total disability or voluntary termination for good reason as defined in the agreement, he would be entitled to his full base salary through the date of termination of his employment, plus any other amounts to which he would be entitled under any compensation plan of the Company, but would not be entitled to the Change in Control Payment provided above.

Buy-Sell and Termination Agreement. During fiscal 1994 the Company entered into a "Buy-Sell and Termination Agreement" (the "Agreement") with Mr. L. C. Martin, the chief executive officer of the Company. Under the Agreement, the Company agrees to maintain a whole life insurance policy in the face amount of $1 million on the life of Mr. Martin (the "Policy"). The Company shall be the owner and direct beneficiary of the Policy and shall be solely responsible for the payment of premiums required to be paid to keep the Policy in effect. The Agreement provides that the proceeds from Policy be used to acquire from the executive's wife or estate shares of Company Common Stock in the event the executive dies while employed by the Company. The purchase price per share is to be the closing price of the stock on the NYSE on the day before the date of death. Upon termination (other than for "just cause") of employment from the Company prior to death, the Company will convey all rights in the insurance policy to Mr. Martin, including cash surrender value without the exchange of any shares of Common Stock. The Company recorded a deferred liability and corresponding charge to expense in the amount of $246,000 during fiscal 1994. The deferred compensation amount is equivalent to the cash surrender value of the insurance policy and amounted to $303,350 at February 28, 1999.



           [The lower portion of this page left blank intentionally]

Stock Price Performance Graph. The following graph illustrates the five-year cumulative total return on investments in Aztec Manufacturing Co., the CRSP Index for NYSE Stock Market (U.S. Companies) and the CRSP Index for NYSE Stocks (SIC 5000-5099 US Companies). These indices are prepared by the Center for Research in Security Prices of The University of Chicago Graduate School of Business. Aztec is listed on the New York Stock Exchange and is engaged in multiple industries. The shareholder return shown below is not necessarily indicative of future performance. Total return, as shown, assumes $100 invested on February 28, 1994, in shares of Aztec Manufacturing Co. and each index, all with cash dividends reinvested. The calculations exclude trading commissions and taxes.


                       Five Year-Cumulative Total Return
                  Value of $100 Invested on February 28, 1994
               For Fiscal Year Ended on the Last Day of February


                                                           2/94   2/95   2/96   2/97   2/98   2/99
                                                           -----  -----  -----  -----  -----  -----
Aztec Manufacturing Co.                                    100.0   66.9   74.2  148.3  222.4  133.2
CRSP Index for NYSE Stock Market (US Companies)            100.0  105.8  141.0  173.7  232.3  257.8
CRSP Index for NYSE Stocks (SIC 5000-5099 US Companies)    100.0   95.2  110.5  124.5  162.7  175.0
 Wholesale trade - durable goods

ACTION TO BE TAKEN UNDER THE PROXY
----------------------------------

Unless otherwise specified in the accompanying proxy, the proxy holders will vote the shares covered by them "FOR" the election of Martin C. Bowen, Sam Rosen, and Kevern R. Joyce as directors for a three year term expiring at the 2002 annual meeting of shareholders and for the election of David H. Dingus as director for a one year term expiring at the 2000 annual meeting of the shareholders, "FOR" the proposed amendments to the Articles of Incorporation, "FOR" the ratification of the proposed new By-laws of the Company, and "FOR" the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for its fiscal year ending February 29, 2000.

The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof. Management knows of no other matters, other than as set forth above, to be considered at the meeting. If, however, any other matters properly come before the meeting, or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter.


SHAREHOLDER PROPOSALS
---------------------


Shareholder proposals for inclusion in the Proxy Statement for the 2000 Annual Meeting of Shareholders must be received at the executive office of the Company on or before January 29, 2000.


ANNUAL REPORTS
--------------

The Company's 1999 Annual Report to Shareholders, covering the fiscal year ended February 28, 1999, including audited financial statements, is enclosed with this Proxy Statement. Neither the Annual Report nor the financial statements are incorporated into this Proxy Statement or are deemed to be a part of the material for the solicitation of proxies.

A copy of the Company's 1999 Form 10-K Report, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission, may be obtained without charge (except for exhibits to such Form 10-K Report which will be furnished upon payment of the Company's reasonable expense in furnishing such exhibits) by any shareholder whose proxy is solicited upon written request to: Aztec Manufacturing Co., 400 North Tarrant Street, Crowley, Texas 76036, Attention: Dana Perry.




Crowley, Texas                AZTEC MANUFACTURING CO.
May 28, 1999

                       BYLAWS OF AZTEC MANUFACTURING CO.

                                   Contents
                                   --------

Art.  1:  Offices

    1.01    Principal Office
    1.02    Registered Office
    1.03    Other Offices

Art.  2:  Meetings of Shareholders

    2.01    Place of Meetings
    2.02    Annual Meeting
    2.03    Special Meetings
    2.04    Notice of Meetings
    2.05    Voting Lists
    2.06    Quorum
    2.07    Organization of Meetings
    2.08    Business to be Conducted
    2.09    Proxies
    2.10    Voting of Shares
    2.11    Voting of Shares by Certain Holders
    2.12    Record Date; Closing Transfer Books

Art.  3:  Directors

    3.01    Management
    3.02    Number; Qualification; Election; Term
    3.03    Change in Number
    3.04    Resignation
    3.05    Removal
    3.06    Vacancies
    3.07    Election of Directors
    3.08    Nomination of Directors
    3.09    Place of Meetings
    3.10    First Meetings
    3.11    Regular Meetings
    3.12    Special Meetings
    3.13    Quorum; Majority Vote
    3.14    Compensation
    3.15    Procedure
    3.16    Interested Directors, Officers and Shareholders
    3.17    Committees of the Board
    3.18    Advisory Directors

Art.  4:  Notice and Attendance through Use of Electronic Equipment

    4.01    Method
    4.02    Waiver
    4.03    Telephone and Similar Meetings

Art.  5:  Officers and Agents

    5.01    Number; Qualification; Election; Term
    5.02    Removal



                                   EXHIBIT A

    5.03    Vacancies
    5.04    Authority
    5.05    Compensation
    5.06    Chairman of the Board
    5.07    Chief Executive Officer
    5.08    President
    5.09    Vice President
    5.10    Secretary
    5.11    Assistant Corporate Officers
    5.12    Treasurer

Art.  6:  Certificates and Shareholders

    6.01    Certificates
    6.02    Replacement of Lost or Destroyed Certificates
    6.03    Transfer of Shares
    6.04    Registered Shareholders
    6.05    Pre-Emptive Rights
    6.06    Treasury Stock
    6.07    Dividends and Reserves

Art. 7:  General Provisions

    7.01    Books and Records
    7.02    Annual Statement
    7.03    Contracts
    7.04    Loans
    7.05    Checks, drafts, etc.
    7.06    Deposits
    7.07    Fiscal Year
    7.08    Seal
    7.09    Resignation
    7.10    Amendment of Bylaws
    7.11    Construction
    7.12    Relation to Laws and Articles

Art. 8:  Indemnification

    8.01    Indemnification; Insurance

Art. 9:  Transition Provisions

    9.01    Prior Bylaws
    9.02    Directors and Officers
    9.03    Effect of Section 2.03
    9.04    Effect of Article 9

                              Article 1: Offices

   Section 1.01. Principal Office. The principal office of Aztec Manufacturing Co. (the "Corporation") shall be maintained in Tarrant County, Texas.

   Section 1.02. Registered Office. The registered office of the Corporation shall be maintained in the State of Texas as required by law. The registered office of the Corporation may be, but need not be, the same as the principal office. The address of the registered office may be changed from time to time by the Board of Directors of the Corporation (the "Board") in the manner provided by law.

   Section 1.03. Other Offices. The Corporation may also have offices at such other places, both within and without the State of Texas, as the Board may from time to time determine or the business of the Corporation may require.

                     Article 2:  Meetings of Shareholders

   Section 2.01. Place of Meetings. The Board may designate any place, either within or without the State of Texas, as the place of meeting for any annual meeting or for any special meeting called by the Board. If no designation is made, or if a special meeting is called other than by the Board, the place of meeting shall be the principal office of the Corporation.

   Section 2.02. Annual Meeting. (a) The annual meeting of shareholders shall be held each year at a time and on a day as may be selected by the Board. At the meeting, the shareholders shall elect Directors and transact such other business as may properly come before the meeting.

        (b) If an annual meeting is omitted by oversight or otherwise and not held as provided herein, an annual meeting may be called at a later date in the manner provided for special meetings, and business transacted at such a meeting shall be valid as if transacted at an annual meeting held as provided herein.

   Section 2.03. Special Meetings. (a) Unless otherwise prescribed by law or by the Articles of Incorporation of the Corporation (the "Articles") or these Bylaws, special meetings of the shareholders may be called for any purpose by
(i) the Chairman of the Board (ii) the President, if no Chairman of the Board has been elected, (iii) the Board, or (iv) the holders of at least fifteen percent of all of the shares entitled to vote at the meetings.

        (b) Business transacted at any special meetings shall be confined to the purpose or purposes stated in the notice of the meeting.

   Section 2.04. Notice of Meetings. (a) Written or printed notice of all meetings of shareholders stating the place, day and hour thereof, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered by personal delivery or by mail, not less than ten days nor more than 60 days before the date of the meeting, to each shareholder entitled to vote at the meeting. If mailed, notice shall be deemed delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the share transfer records of the Corporation, with postage thereon prepaid.

        (b) Delivery of any notice of a shareholder meeting to any officer or manager of a corporation, company or association, or to any member of a partnership, shall constitute delivery of the notice to the corporation, company, association or partnership.

   Section 2.05. Voting Lists. (a) At least ten days before each meeting of shareholders, the officer or agent having charge of the share transfer records of the Corporation shall make a complete list of shareholders entitled to vote at the meeting. The list shall be arranged in alphabetical order and show the address of each shareholder and the number of shares held by each. For a period of ten days prior to the meeting, the list shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. The list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share transfer records shall be prima facie evidence as to who are the shareholders entitled to examine such list or share transfer records or to vote at any meeting of shareholders.

        (b) Failure to comply with the requirements of this Section 2.05 with respect to any meeting of shareholders shall not affect the validity of any action taken at such meeting.

     Section 2.06. Quorum. (a) The holders of a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at any meeting of shareholders except as otherwise provided by law, the Articles or these Bylaws. Once a quorum is present, the shareholders may continue to transact business properly brought before the meeting until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

        (b) If a quorum is not present at any meeting of shareholders, the shareholders entitled to vote at the meeting, present in person or represented by proxy may, by majority vote, adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. At an adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting under the notice of the meeting as originally given.

        (c) For the purposes of determining the presence of a quorum, abstentions and broker non-votes, as defined in Section 2.10(c), shall be treated as shares present and entitled to vote.

     Section 2.07. Organization of Meetings. (a) The Chairman of the Board shall preside at all meetings of the shareholders. In the absence of the Chairman of the Board or if no Chairman has been elected, the President or, in his absence, the Vice President shall preside. In the absence of all of these officers, any shareholder or the duly appointed proxy of any shareholder may call the meeting to order and a chairman shall be elected from among the shareholders present.

        (b) The Secretary of the Corporation shall act as secretary at all meetings of the shareholders. In the absence of the Secretary, an Assistant Secretary shall so act, or, in the absence of all of these officers, the person presiding at a meeting may appoint any person to act as secretary of the meeting.

     Section 2.08. Business to be Conducted. (a) Only such business may be conducted at an annual meeting of the shareholders as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting given by or at the direction of the Board, or (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) properly brought before the meeting by a shareholder.

        (b) In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must give the Secretary of the Corporation timely written notice as required by this Section 2.08(b). To be timely, a shareholder's notice must be received at the principal office of the Corporation not less than 50 days nor more than 75 days prior to the meeting; however, if less than 65 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by a shareholder will be timely if received at the principal office of the Corporation not later than the close of business on the 15th day following the earlier of the day on which the notice of the date of the annual meeting was mailed or public disclosure was made. A shareholder's notice to the Secretary must set forth (i) a brief description of each business matter which the shareholder proposed to bring before the annual meeting and the reasons for bringing each such business matter before the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the shareholder, and
(iv) any material interest of the shareholder in such business.

        (c) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting unless properly brought before the meeting in accordance with this Section 2.08. If the chairman of a meeting should find that the facts warrant a determination that a business matter is not properly brought before the meeting in accordance with this Section 2.08, he shall so declare to the meeting, and the matter shall not be considered at the meeting.

     Section 2.09. Proxies. (a) At any meeting of the shareholders, every shareholder having the right to vote shall be entitled to vote in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless the proxy form expressly and conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. All proxies shall be filed with the Secretary of the Corporation prior to or at the time of the meeting at which they are to be voted.

        (b) In the event that any instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting or, if only one shall be present, then that one, shall have and may exercise all of the powers conferred by such written instrument upon all the persons so designated unless the instrument shall otherwise provide.

     Section 2.10. Voting of Shares. (a) Subject to Section 2.12, each shareholder, regardless of class, shall be entitled at each meeting of shareholders to one vote on each matter submitted to a vote at the meeting.
Once a quorum is present at any meeting of shareholders, the vote of the holders of a majority of shares entitled to vote and present in person or represented by proxy shall decide any question brought before the meeting unless the question is one upon which, by express provision of law or the Articles or these Bylaws, a different vote is required in which case such express provision shall control the decision of the question.

        (b) For the purpose of determining whether a majority, or any different required vote of shares present and entitled to vote, has voted affirmatively on a particular question, only those shares voted "for" or "against" such questions shall be included in the count. Abstentions and broker non-votes shall not be counted even though such shares shall be considered present and entitled to vote for the purposes of determining the presence of a quorum under Section 2.06.

        (c) As used in these Bylaws, the term "abstention" means shares which are not voted "for" or "against" a question by a holder or holders present in person or represented by proxy at the meeting and entitled to vote such shares on the question, and the term "broker non-votes" means shares represented at a meeting by proxies held by brokers or nominees as to which instructions have not been received from the beneficial owner or persons entitled to vote and as to which the broker or nominee does not have discretionary power to vote on the question.

        (d) Any vote at a shareholders meeting may be taken by voice vote or by show of hands unless a shareholder or the duly appointed proxy of a shareholder entitled to vote on the question objects in which case the vote shall be taken by written ballets.

     Section 2.11. Voting of Shares by Certain Holders. (a) Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may authorize or, in the absence of such authorization, as the board of directors of such corporation may determine.

        (b) Shares held by an administrator, executor, guardian or conservator may be voted by him so long as the shares are part of the estate being served by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name as trustee.

        (c) Shares standing in the name of a receiver may be voted by the receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer into the receiver's name if authority to do so has been given in an appropriate order of the court by which the receiver was appointed.

        (d) A shareholder whose shares are pledged may vote the shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee may vote the shares so transferred.

        (e) Shares of the Corporation's stock either (i) owned by the Corporation itself, (ii) owned by another corporation, the majority of the voting stock of which is owned or controlled by the Corporation, or (iii) held by the Corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

     Section 2.12. Record Date; Closing Transfer Books. (a) The Board may fix in advance a record date for the purpose of determining shareholders entitled to notice of or to vote at a meeting of the shareholders, the record date to be not less than ten nor more than 60 days prior to the meeting, or the Board may close the stock transfer books for such purpose for a period of not less than ten nor more than 60 days prior to such meeting.

        (b) In the absence of action by the Board fixing a record date, the date upon which the notice of the meeting is mailed shall be the record date for the purpose of determining shareholders entitled to vote at the meeting.

                             Article 3:  Directors

     Section 3.01. Management. The business and affairs of the Corporation shall be managed by the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not, by law, the Articles or these Bylaws, required to be exercised or done by the shareholders.

     Section 3.02.  Number; Qualification; Election; Term. (a) Subject to
Section 3.02(b), the Board of Directors shall consist of nine Directors, none of whom need be shareholders of the Corporation or residents of the State of Texas. The Directors shall be divided into three classes consisting of three Directors each. At each annual shareholders meeting, Directors shall be elected for the class whose term of office expires at that meeting, and the Directors so elected shall hold office until the third succeeding annual shareholders meeting after their election and until their successors are elected and qualified.

        (b) Notwithstanding subsection (a) of Section 3.02, one Director in addition to the nine provided by subsection (a) shall serve from April 20, 1999 to the 2000 annual shareholders meeting. At the 1999 annual shareholders meeting, four Directors shall be elected, one who shall become a fourth member of the class of Directors whose term of office expires at the 2000 annual shareholders meeting and three who shall be elected for a three year term to succeed that class of Directors whose term of office expires at the 1999 annual meeting. The Board of Directors shall consist of ten Directors from April 20, 1999, until the 2000 annual shareholders meeting and until the successors of the class of Directors whose term of office expires at the 2000 annual shareholders meeting shall have been elected and qualified, after which the Board shall consist of nine Directors.

     Section 3.03. Change in Number. The number of Directors may be increased or decreased from time to time by amendment to these Bylaws, but no decrease shall have the effect of shortening the term of any incumbent Director. Any directorship to be filled by reason of an increase in the number of Directors may be filled by the Board or by election at an annual meeting of shareholders or at a special meeting of shareholders called for that purpose. Any Director elected to the Board to fill a directorship resulting in an increase in the number of Directors shall hold office for a term continuing only until the next election of Directors by shareholders. The Board may not fill more than two directorships resulting from an increase in the number of Directors between any two successive annual meeting of shareholders.

        Section 3.04. Resignation. Any Director may resign at any time by giving written notice to the Chairman of the Board, the President or the Secretary. A Director's resignation shall take effect at the time specified in the resignation. Unless otherwise provided in the resignation, the acceptance of a resignation shall not be necessary to make it effective.

        Section 3.05. Removal. Any Director may be removed, either with or without cause, at any meeting of shareholders expressly called for that purpose by the affirmative vote of more than two-thirds in number of shares of the shareholders present in person or represented by proxy at such meeting and entitled to vote for the election of Directors.

        Section 3.06. Vacancies. (a) Any vacancy occurring in the Board by death, resignation or removal of a Director may be filled by an affirmative vote of a majority of the remaining Directors though less than a quorum of the Board. A Director elected to fill such a vacancy shall be elected for the unexpired term of his predecessor in office.

             (b) Any vacancy resulting from an increase in the number of directors shall be filled as provided in Section 3.03.

        Section 3.07. Election of Directors. Directors shall be elected by plurality vote. Cumulative voting shall not be permitted.

        Section 3.08. Nomination of Directors. (a) Only those persons who are nominated in accordance with this Section 3.08 shall be eligible for election as Directors. Nomination of persons for election to the Board of the Corporation may be made at a meeting of shareholders (i) by or at the direction of the Board, (ii) by a nominating committee appointed by the Board, or (iii) by any shareholder of the Corporation entitled to vote at the meeting for the election of Directors but only if the shareholder complies with this Section 3.08.

             (b) In addition to other applicable requirements, for a nomination to be made by a shareholder, the shareholder must give the Secretary of the Corporation timely written notice as required by this Section 3.08(b). To be timely, a shareholder's notice must be received at the principal office of the Corporation, not less than 50 days nor more than 75 days prior to the meeting at which the nomination is to be made; however, if less than 65 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by a shareholder will be timely if received at the principal office of the Corporation not later than the close of business on the 15th day following the earlier of the day on which the notice of the date of the meeting was mailed or public disclosure was made. A shareholder's notice to the Secretary must set forth as to each person whom the shareholder proposes to nominate (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitation for proxies for election of Directors pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. A shareholder's notice to the Secretary must also set forth as to the shareholder giving the notice (i) the name and record address of the shareholder and (ii) the class and number of shares of the Corporation which are beneficially owned by the shareholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a Director of the Corporation.

             (c) Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible for election as a Director unless nominated in accordance with this Section 3.08. If the chairman of the meeting at which a nomination is made should find that the facts warrant a determination that the nomination is not made in accordance with this Section 3.08, he shall so declare to the meeting, and the nomination shall be disregarded.

     Section 3.09. Place of Meetings. Meetings of the Board, regular or special, may be held either within or without the State of Texas.

     Section 3.10. First Meetings. The first meeting of a Board after Directors are elected at an annual meeting of shareholders shall be held, without further notice, immediately following the annual meeting of shareholders. The meeting shall be held at the same place as the annual shareholders meeting unless by written unanimous consent the time or place for the meeting shall be changed by the Directors serving after the shareholders meeting.

     Section 3.11. Regular Meetings. Regular meetings of the Board may be held without notice at such time and place as shall, from time to time, be determined by the Board.

     Section 3.12. Special Meetings. (a) Special meetings of the Board may be called by the Chairman of the Board, the President or the Secretary. Special meetings shall be called by the Chairman, the President or the Secretary in like manner and on like notice upon the written request of any Director.

          (b) Written notice of the place, day and hour of any special meeting of the Board shall be delivered to each Director not less than three days before the date of the meeting, delivery to be by personal delivery, mail, telecopier, or a national recognized overnight delivery service. If mailed or sent by overnight delivery service, notice shall be deemed delivered when deposited in the United States mail or given to the delivery service. Notice by telecopier shall be deemed delivered when sent.

          (c) Except as otherwise expressly provided by law or by the Articles or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting of the Board need be specified in a notice or waiver of notice.

     Section 3.13. Quorum; Majority Vote. (a) At all meetings of the Board of Directors, a majority of the Board fixed by these Bylaws shall constitute a quorum for the transaction of business. The act of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board, except as otherwise specifically provided by law or by the Articles or these Bylaws.

          (b) Anything herein to the contrary notwithstanding, any alteration, amendment, or repeal of subsections (a), (b) or (c) of Section 2.10 or of Sections 3.02, 3.03, 3.04, 3.07, 3.13 or 7.10 of these Bylaws, or adoption of any bylaw provision inconsistent therewith, by the Board shall require the affirmative vote of two-thirds of the full Board.

          (c) If a quorum is not present at a meeting of the Board, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     Section 3.14. Compensation. By resolution of the Board, the Directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

     Section 3.15. Procedure. (a) The Board shall cause regular minutes of its proceedings to be kept. The minutes shall be placed in the minute book of the Corporation.

          (b) A Director who is present at a meeting of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent with the secretary of the meeting before the adjournment thereof or send his dissent by registered or certified mail to the Secretary of the Corporation immediately after adjournment of the meeting. A Director who voted in favor of any action may not thereafter dissent from such action.

     Section 3.16. Interested Directors, Officers and Shareholders. (a) Any contract or other transaction between the Corporation and any of its Directors, officers or shareholders (or any corporation or firm which any of them are directly or indirectly interested) shall be valid for all purposes notwithstanding the presence of such Director, officer or shareholder at the meeting at which such contract or transaction is authorized, or his participation in such meeting or authorization.

          (b) Subsection (a) of this Section 3.16 shall, however, apply only if the interest of each Director, officer or shareholder is known or disclosed:

                  (1) to the Board of Directors and the Board, nevertheless, authorizes or ratifies the contract or transaction by a majority of the Directors present, each such interested person to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote; or

                  (2) to the shareholders and they, nevertheless, authorize or ratify the contract or transaction by a majority of the shares present, each such interested person to be counted for quorum and voting purposes.

          (c) This Section 3.16 shall not be construed to invalidate any contract or transaction which would be valid in the absence of this provision.

     Section 3.17. Committees of the Board. (a) By resolution adopted by a majority of the full Board of Directors, the Board may designate from among its members one or more committees, each of which, to the extent provided in the resolution, shall have and may exercise all of the authority of the Board in the business and affairs of the Corporation except were action by the Board is required by law, the Articles or these Bylaws.

          (b) Each committee shall consist of one or more Directors appointed by resolution adopted by a majority of the full Board. Each committee member shall serve as such until the expiration of his term as a Director or his earlier resignation unless sooner removed as a committee member or as a Director.

          (c) The number of members of any committee may be increased or decreased from time to time by resolution adopted by a majority of the full Board. The Board shall have the power at any time to fill any vacancy in, to change the membership of, or to dissolve, any committee.

          (d) Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by resolution of the committee and communicated to all committee members.

          (e) A special meeting of any committee may be held whenever called by any committee member at such time and place that such committee member shall designate in the notice of such special meeting. The committee member calling any such special meeting shall cause notice of such special meeting to be given to each committee member at least twelve hours before such special meeting. Notice may be either written or oral. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

          (f) At all meetings of any committee a majority of the number of committee members designated by the Board of Directors shall constitute a quorum for the transaction of business. The act of a majority of the committee members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by law, the Articles or these Bylaws. If a quorum is not present at a meeting of any committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.

          (g) Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors upon the request of the Board. The minutes of the proceedings of each committee shall be placed in the minute book of the Corporation.

          (h) Any action required or permitted to be taken at any meeting of a committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent shall be placed in the minute book.

          (i) Members of any committee designated by the Board may participate in or hold a meeting by use of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

          (j) The designation of any committee and the delegation of authority to it shall not operate to relieve the Board, or any member thereof, of any responsibility imposed upon it or him by law.

     Section 3.18. Advisory Directors. (a) The Board, by resolution adopted by not less than a majority of the Directors then in office, may from time to time appoint such number of individuals as it may deem appropriate to serve as Advisory Directors at the pleasure of the Board. Advisory Directors may be given such designations (including without limitation "Advisory Director," "Director Emeritus" or "Honorary Directors") as the Board may from time to time designate. Advisory Directors are not, and shall not have the duties and responsibilities of, Directors of the Corporation, and the terms "Directors" or "members of the Board of Directors" as used in these Bylaws shall not be deemed to mean or include Advisory Directors.

          (b) Without limiting the generality of the foregoing, Advisory Directors shall not be entitled (i) to receive any notice of any meeting of the Board of Directors, (ii) to attend any meeting of the Board of Directors except at the invitation of the Board, (iii) to vote on any matter presented for action by the Board of Directors or, except at the invitation of the Board, to participate in the consideration of any such matter or the formulation or determination of corporate policy, (iv) to receive any non-public information regarding the business or affairs of the Corporation or any matters presented for action or consideration by the Board of Directors, or (v) to receive any compensation for serving as an Advisory Director except as the Board of Directors may otherwise determine by resolution.

          (c) At the discretion of the Board of Directors, an Advisory Director may be deemed a Director as that term is used in any stock option plan of the Corporation, in order to qualify such Advisory Director for the continued holding of stock options, the term of which would otherwise expire as a result of the termination of Director status.

     Article 4:  Notice and Attendance through Use of Electronic Equipment

     Section 4.01. Method. Whenever by law or the Articles or these Bylaws, notice is required to be given to a Director, shareholder or committee member and no provision is made as to how the notice shall be given, notice may be given (i) in writing, by mail, postage prepaid, addressed to the Director, committee member or shareholder at the address appearing on the books of the Corporation, or (ii) in any other method permitted by law. Any notice given by mail shall be deemed given at the time when the same is thus deposited in the United States mails.

     Section 4.02. Waiver. (a) Whenever, by law or the Articles or these Bylaws, notice to a Director, committee member or shareholder is required, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice.

          (b) Attendance of a Director or committee member at a meeting shall constitute a waiver of notice of such meeting, except where a Director or member attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     Section 4.03. Telephone and Similar Meetings. Directors and committee members may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such meeting shall constitute presence in person at the meeting except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

                         Article 5:  Officers and Agents

     Section 5.01. Number; Qualification; Election; Term. (a) The Corporation shall have:

               (1) a President, a Vice President, a Secretary and a Treasurer, and

               (2) such other officers (including additional vice presidents) and assistant officers and agents as the Board may think necessary.

          (b) No officer or agent need be a shareholder or a Director of the Corporation or a resident of Texas.

          (c) Officers named in Section 5.0l(a)(l) shall be elected by the Board on the expiration of an officer's term or whenever a vacancy exists. Officers and agents named in Section 5.0l(a)(2) may be elected by the Board at any meeting.

          (d) Unless otherwise specified by the Board at the time of election or appointment, or in an employment contract approved by the Board, each officer's term shall end at the first meeting of Directors after the next annual meeting of shareholders. Each officer shall serve until the end of his term or his earlier death, resignation or removal.

          (e) Any two or more offices may be held by the same person, except that the President and the Secretary shall not be the same person.

     Section 5.02. Removal. Any officer or agent elected or appointed by the Board may be removed by the Board whenever in its judgment the best interests of the Corporation will be served thereby. Removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     Section 5.03. Vacancies. Any vacancy occurring in any office of the Corporation may be filled by the Board.

     Section 5.04. Authority. Officers and agents shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws or as may be determined by resolution of the Board not inconsistent with these Bylaws.

     Section 5.05. Compensation. The compensation of officers and agents shall be fixed from time to time by the Board.

     Section 5.06. Chairman of the Board. The Corporation may have a Chairman of the Board. If a Chairman of the Board is elected, he shall be the Corporation's principal planning and development officer and shall preside at all meetings of the shareholders and the Board. The Chairman shall also perform such other duties as may be prescribed by the Board from time to time. If no Chairman is elected, the duties of that office shall be performed by the President unless the Board provides otherwise.

     Section 5.07. Chief Executive Officer. The Corporation may have a Chief Executive Officer. If a Chief Executive Officer is elected, he shall supervise, control and have general and active management of the day-to-day business and affairs of the Corporation and shall perform such other duties as may be prescribed by the Board from time to time. If no Chief Executive Officer is elected, the duties of that office shall be performed by the President unless the Board provides otherwise.

     Section 5.08. President. The President shall have such powers and responsibilities and shall perform such duties as delineated by the Board or the Chief Executive Officer.

     Section 5.09. Vice President. (a) The Vice President shall, in the absence of the President, perform the duties and have the authority and exercise the powers of the President. The Vice President shall perform such other duties and have such other authority and powers as the Board may from time to time prescribe or as the Chairman of the Board or Chief Executive Officer may from time to time delegate.

          (b) If the Corporation has more than one Vice President, each Vice President shall have such duties and authorities as the Board may from time to time prescribe or as the Chief Executive Officer or President may from time to time delegate.

     Section 5.10. Secretary. (a) The Secretary shall attend all meetings of the Board and all meetings of the shareholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose.

          (b) The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board.

          (c) The Secretary shall keep in safe custody the seal of the Corporation and, when authorized by the Board, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary.

          (d) The Secretary shall be under the supervision of the President. He shall perform such other duties and have such other authority and powers as the Board may from time to time prescribe or as the President may from time to time delegate.

     Section 5.11. Assistant Corporate Officers. (a) The Board may elect an Assistant Secretary and Assistant Treasurer and such additional assistant corporate officers as it may from time to time find necessary.

          (b) Each assistant corporate officer shall perform the duties of the principal officer to whom he is an assistant if the principal office is vacant or if the principal officer is absent or unable to act, as well as such other duties as the Board may from time to time prescribe.

     Section 5.12. Treasurer. (a) The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements of the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board.

          (b) The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and Directors, at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as treasurer and of the financial condition of the Corporation.

          (c) If required by the Board, the Treasurer shall give the Corporation a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the board for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

          (d) The Treasurer shall perform such other duties and have such other authority and powers as the Board may from time to time prescribe or as the Chief Executive Officer or President may from time to time delegate.

                   Article 6:  Certificates and Shareholders

     Section 6.01. Certificates. Certificates in the form determined by the Board shall be delivered representing all shares to which shareholders are entitled. Certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof the holder's name, the number and class of shares, the par value of shares or a statement that such shares are without par value, and such other matters as may be required by law. Certificates shall be signed by the Chairman of the Board, the President or a Vice President and such other officer or officers as the Board shall designate, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar (either of which is other than the Corporation or an employee of the Corporation), the signature of such officer may be a facsimile.

     Section 6.02. Replacement of Lost or Destroyed Certificates. The Board may direct a new certificate or certificates to be issued in place of any certificate previously issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the loss or destruction. In so doing the Board may, in its discretion and as a condition precedent to the issuance, (i) require the owner of the lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or (ii) to give the Corporation a bond (with a surety or sureties satisfactory to the Corporation) in such sum as it may direct, as indemnity against any claim, or expense resulting from any claim, that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

     Section 6.03. Transfer of Shares. Shares of the Corporation shall be transferable only on the books of the Corporation by the holder thereof in person or by his duly authorized attorney. Upon surrender to the Corporation or its transfer agent of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 6.04. Registered Shareholders. The Corporation shall be entitled to treat the holder of record of any share or shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.

     Section 6.05. Pre-Emptive Rights. No shareholder shall have pre-emptive rights.

     Section 6.06. Treasury Stock. The Board shall be authorized at any time to purchase any outstanding shares or bonds of the Corporation from the surplus of the Corporation or from the net profits arising from its business, and the stock so purchased shall constitute treasury stock of the corporation and may be subject to resale by the board of directors upon such terms as the board in its discretion may determine or to rateable distribution among the shareholders.

     Section 6.07. Dividends and Reserves. (a) Subject to statute and the Articles, dividends may be declared by the Board at any regular or special meeting and may be paid in cash, in property, or in shares of the Corporation. The declaration shall be at the discretion of the Board.

          (b) The Board may fix in advance a record date for the purpose of determining shareholders entitled to receive payment of any dividend, the record date to be not more than 50 days prior to the payment date of such dividend, or the Board may close the stock transfer books for such purpose for a period of not more than 50 days prior to the payment date of such dividend. In the absence of any action by the Board, the date upon which the Board adopts the resolution declaring the dividend shall be the record date.

          (c) By resolution the Board may create such reserve or reserves out of the earned surplus of the Corporation as the Directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for any other purpose they think beneficial to the Corporation. The Board may modify or abolish any such reserve in the manner in which it was created.

                        Article 7:  General Provisions

     Section 7.01. Books and Records. The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders and the Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.

     Section 7.02. Annual Statement. The Board shall present at each annual meeting of shareholders a full and clear statement of the business and condition of the Corporation, including a reasonably detailed balance sheet, income statement, and surplus statement.

     Section 7.03. Contracts. The Board may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to a specific instance.

     Section 7.04. Loans. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to a specific instance.

     Section 7.05. Checks, drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board.

     Section 7.06. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies, or other depositories as the Board may select.

     Section 7.07. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board.

     Section 7.08. Seal. The seal of the Corporation (of which there may be one or more exemplars) shall contain the name of the Corporation and the name of the state of incorporation. The seal may be used by impressing it or reproducing a facsimile of it, or otherwise.

     Section 7.09. Resignation. Any officer or agent may resign by giving written notice to the President or the Secretary. The resignation shall take effect at the time specified therein, or immediately if no time is specified therein.

Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 7.10. Amendment to Bylaws. (a) Subject to Section 7.10(b), these Bylaws may be altered, amended or repealed or new bylaws may be adopted (subject to the shareholders repealing or changing the action of the Board, or making new bylaws, at an annual or special meeting called and held as provided in these Bylaws) at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting, provided notice of the proposed alteration, amendment or repeal is contained in the notice of such meeting.

          (b) The Board of Directors may not amend or repeal a particular Bylaw if the shareholders, in amending, repealing or adopting that particular Bylaw, expressly provide that the Directors may not amend or repeal that Bylaw.

     Section 7.11. Construction. (a) Unless context requires otherwise, as used in these Bylaws:

                (1) words of the masculine gender include the feminine, and words in the singular number include the plural and in the plural number include the singular, and

                (2) references to a "Section" or an "Article" are to the given section or article of these Bylaws.

          (b) Article and section headings are used in these Bylaws primarily for convenience and shall not be construed as limiting the effect any provision would otherwise have.

          (c) If any provision of these Bylaws is held by a court of competent jurisdiction to be invalid, such invalidity shall not impair or invalidate any remaining provision of these Bylaws and, insofar as reasonable and possible, effect shall be given to the intent manifested by the provision held to be invalid.

     Section 7.12. Relation to Laws and Articles. These Bylaws shall be subject to all valid and applicable laws, including specifically (but without limitations) the Texas Business Corporation Act, as now or hereafter amended, and the Corporation's Articles of Incorporation.

                          Article 8: Indemnification

     Section 8.01. Indemnification; Insurance. The Corporation shall indemnify to the full extent permitted by law any person who is made or threatened to be made a defendant or respondent in any action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, or in any appeal in such an action, suit or proceeding, by reason of the fact that he or she is or was a Director, advisory director or officer of the Corporation or of any other company at the request of the Corporation or is or was serving at the Corporation's request as an officer, managing partner or in any other position of authority in the operation of a partnership, limited partnership or joint venture in which the Corporation has or had a substantial direct or indirect interest (collectively referred to hereinafter as "Indemnified Persons"), against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnified Persons in connection with any such action, suit or proceeding. The Corporation shall advance, pay and reimburse (as applicable) expenses to Indemnified Persons to the full extent permitted by law. The Corporation may, to the extent permitted by law, purchase and maintain insurance, create a trust fund, establish any form of self-insurance, secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation, establish a letter of credit, guaranty or surety arrangement, or other arrangement on behalf of Indemnified Persons against any liability asserted against such persons in their capacities as described above, whether or not the Corporation would have the power to indemnify such Indemnified Persons against such liability. No amendment to or rescission of this Article shall affect the rights of any of the Indemnified Persons to indemnification or the advancement, payment or reimbursement of expenses required by this bylaw growing out of any act, transaction, event or circumstance which occurred before such amendment or rescission.

                       Article 9:  Transition Provisions

     Section 9.01. Prior Bylaws. (a) The Bylaws of the Corporation (the "Prior Bylaws") in effect upon adoption of these Bylaws are hereby amended and, as amended, restated in their entirety by these Bylaws.

          (b) Action validly taken under the Prior Bylaws remains valid.

     Section 9.02. Directors and Officers. Each Director, officer and committee member elected or appointed pursuant to the Prior Bylaws and in office upon adoption of these Bylaws shall continue in office for the term to which elected or appointed pursuant to the Prior Bylaws subject to resignation or removal as provided by these Bylaws.

     Section 9.03. Effect of Section 2.03. Until such time as the shareholders adopt an amendment to the Corporation's Articles of Incorporation to provide that action by the holders of at least fifteen percent of all of the shares entitled to vote at the meeting will be required for shareholders to call a special meeting of shareholders, clause (iv) of subsection (a) of Section 2.03 of these Bylaws shall be effective in the following terms: "(iv) the holders of at least ten percent of all of the shares entitled to vote at the meeting." After the shareholders shall have adopted such an amendment to the Corporation's Articles, clause (iv) of subsection (a) of Section 2.03 shall be effective as therein stated.

     Section 9.04. Effect of Article 9. The provisions of this Article 9 control over any contrary provision of other Articles of these Bylaws.

                      1999 Annual Meeting of Shareholders
                           10:00 a.m., July 13, 1999

                                Petroleum Club
                                Derrick I Room
           39th Floor of the UPR Plaza (formerly Continental Plaza)
                                777 Main Street
                               Fort Worth, Texas

PROXY CARD                                                            PROXY CARD

                            AZTEC MANUFACTURING CO.
          This Proxy is solicited on behalf of the Board of Directors
      For the Annual Meeting of Shareholders to be held on July 13, 1999

The undersigned, having received the Notice and accompanying Proxy Statement and revoking all prior proxies, hereby appoints L.C. MARTIN and SAM ROSEN and each of them with power of substitution in each, proxies to vote at the annual meeting to be held on July 13, 1999 at 10:00 a.m. in Fort Worth, Texas, or at any adjournment thereof, all shares of Aztec Manufacturing Co. which the undersigned may be entitled to vote. Said proxies are authorized to vote as directed on the reverse side of this card. If no direction is made, this Proxy will be voted FOR the election of Directors and FOR proposals 2, 3, 4, and 5.

The Board of Directors recommends a vote FOR the election of Directors and FOR proposals 2, 3, 4, and 5.

 YOUR VOTE IS IMPORTANT!  PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE
           SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                 (Continued and to be signed on reverse side.)


--------------------------------------------------------------------------------


                            AZTEC MANUFACTURING CO.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY


1. Election of Directors -                       FOR       WITHHOLD      FOR ALL
   Nominees: Martin C.Bowen, Kevern R.           All         All         Except
   Joyce and Sam Rosen for three year terms;
   David H. Dingus for a one year term.


-----------------------------------------        -----      -------      -------
(Except nominee(s) written above)


2. Ratification of amendment to the Articles      FOR       AGAINST      ABSTAIN
   of Incorporation on calling special meetings
   of the shareholders.
                                                 -----      -------      -------


3. Ratification  of amendment to the Articles     For       Against      Abstain
   of Incorporation on indemnification.
                                                 -----      -------      -------

4. Ratification of amendment to                   For       Against      Abstain
   the Bylaws of the Company.
                                                 -----      -------      -------


5. Ratification of the appointment of             For       Against      Abstain
   Ernst & Young LLP as auditors.
                                                 -----      -------      -------

                                              The undersigned acknowledges
                                              receipt of the Notice of
                                              Annual Meeting of Shareholders and
                                              of the Proxy Statement.

                                              Dated:_____________________, 1999

                                              Signature(s)______________________

                                              __________________________________
                                              Please sign exactly as your name
                                              appears.  When shares are
                                              held by joint tenants, both should
                                              sign.  When signing as attorney,
                                              as executor, administrator,
                                              trustee or guardian, please
                                              give full title as such.  If a
                                              corporation, please sign in full
                                              corporate name.